                                                                 EXHIBIT 99.2
          ---------------------------------------------------
            ATLANTA BOSTON BRUSSELS CHARLOTTE DALLAS LISBON
[S1 LOGO]      LONDON LUXEMBOURG MADRID MANCHESTER PARIS
               MELBOURNE ROTTERDAM SANTA CLARA SINGAPORE
          ---------------------------------------------------

          S1 CORPORATION

          THIRD QUARTER TELECONFERENCE

          James S. (Chip) Mahan, III, CEO
          Jeff Lunsford, COO
          Robert F. Stockwell, CFO


          November 7, 2000

          ---------------------------------------------------
            ATLANTA BOSTON BRUSSELS CHARLOTTE DALLAS LISBON
               LONDON LUXEMBOURG MADRID MANCHESTER PARIS
               MELBOURNE ROTTERDAM SANTA CLARA SINGAPORE
          ---------------------------------------------------

                                Slide 1 of 14

         ================================================================

[S1 LOGO]                  FORWARD LOOKING STATEMENT

The statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include, but are in no way limited to:

- the possibility that the anticipated benefits from our acquisition transactions will not be fully realized;

- the possibility that costs or difficulties related to our integration of acquisitions will be greater than expected;

- our dependence on the timely development, introduction and customs acceptance of new internet services;

- rapidly changing technology and shifting demand requirements and internet usage patterns;

- other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled conditions in the internet and other high-technology industries and the ability to attract and retain key personnel; and

- other risk factors as may be detailed from time to time in our public announcements and filings with the SEC, including the Company's annual report on Form 10-K for the year ended December 31, 1999.

In addition, nothing in the presentation should be viewed as an update or comment on earlier forward looking statements provided by S1 Corporation. As noted above, because actual results, performance or developments may differ materially from forward-looking statements, S1 will not update such statements over the course of future periods.

For questions related to this information, contact Sam Perkins, S1 Investor Relations at (404) 812-6671.

Please contact Sandy Mitchelson at (404) 812-6426 to obtain a copy of the Annual Report on Form 10-K.


                                Slide 2 of 14

         ================================================================

[S1 LOGO]           AGENDA

-        Third quarter financial review

-        Company Restructuring

-        Business Outlook

-        Q&A




                                Slide 3 of 14

         ================================================================


[S1 LOGO]                  FINANCIAL RESULTS - 3Q00
                         in $000s, except where noted

                                                                      Q3 00                 Q3 99           CHANGE
   -----------------------------------------------------------------------------------------------------------------
     Revenue                                                     $    64,379            $   24,799     $     39,580
     Direct Cost                                                      36,064                15,167           20,897
                                                        ------------------------------------------------------------
           Gross margin                                               28,315                 9,632           18,683
     Sales & marketing                                                13,666                 1,153           12,513
     Product development                                              16,924                 5,221           11,703
     G&A                                                              10,350                 3,291            7,059
                                                        ------------------------------------------------------------
           EBITDA before integration cost                            (12,625)                  (33)         (12,592)
     Depreciation                                                     (6,536)               (1,465)          (5,071)
     Goodwill & other non-cash charges                              (113,693)                 (107)        (113,586)
     Integration charges                                              (5,055)               (1,851)          (3,204)
     Interest income/other                                             1,809                   777            1,032
                                                        ------------------------------------------------------------
     Net loss                                                    $  (136,100)           $   (2,679)    $   (133,421)
   -----------------------------------------------------------------------------------------------------------------
     Gross margin percent (%)                                             44%                  39%
   -----------------------------------------------------------------------------------------------------------------
     EPS - EBITDA ($/share)                                      $     (0.23)           $   (0.00)
     EPS ($/share)                                               $     (2.46)           $   (0.10)

                                Slide 4 of 14

         ================================================================

[S1 LOGO]      QUARTERLY YEAR OVER YEAR COMPARISON

-        Total revenues up 160%

-        Software licenses up 545%

-        Services revenues up 186%

-        Data Center revenues up 179%

-        Gross margin up 194%



                                Slide 5 of 14

         ================================================================

[S1 LOGO]                   FINANCIAL RESULTS - 3Q00
                          in $000s, except where noted


                                                            Q3 00                 Q2 00                   CHANGE
   --------------------------------------------------------------------------------------------------------------
   Revenue                                           $     64,379         $      59,084              $     5,295
   Direct Cost                                             36,064                32,981                    3,083
                                             --------------------------------------------------------------------
           Gross margin                                    28,315         $      26,103              $     2,212
   Sales & marketing                                       13,666                13,396                      270
   Product development                                     16,924                15,830                    1,094
   G&A                                                     10,350                11,451                   (1,101)
                                             --------------------------------------------------------------------
           EBITDA before integration cost                 (12,625)              (14,574)                   1,949
   Depreciation                                            (6,536)               (6,129)                    (407)
   Goodwill & other non-cash charges                     (113,693)             (128,447)                  14,754
   Integration charges                                     (5,055)               (6,344)                   1,289
   Interest income/other                                    1,809                 2,498                     (689)
                                             --------------------------------------------------------------------
   Net loss                                          $   (136,100)        $    (152,996)             $    16,896
   --------------------------------------------------------------------------------------------------------------
   Gross margin percent (%)                                   44%                   44%
   --------------------------------------------------------------------------------------------------------------
   EPS - EBITDA ($/share)                            $     (0.23)                (0.27)
   EPS ($/share)                                     $     (2.46)         $      (2.82)




                                Slide 6 of 14

         ================================================================


[S1 LOGO]           SEQUENTIAL COMPARISON


-        Total revenues up 9%

-        Software licenses down 5%

-        Services revenues up 13%

-        Data Center revenues up 9%

-        Gross margin stable

-        Operating expenses up 1%


                                Slide 7 of 14

         ================================================================

[S1 LOGO]                   GROSS MARGIN PERCENTAGES

                                  Q3 99            Q4 99             Q1 00             Q2 00             Q3 00
-------------------------------------------------------------------------------------------------------------------
Software Licenses                   96%              97%               86%               92%               92%

Professional Services               43%              29%               25%               31%               33%

Data Center                        (4)%               2%                4%               10%               15%

Other                               22%               1%                9%               10%               14%
-------------------------------------------------------------------------------------------------------------------

        Total                       39%              46%               36%               44%               44%


                                Slide 8 of 14

         ================================================================

[S1 LOGO]      SEGMENT ANALYSIS


                                                               Q1                    Q2                       Q3
                                             --------------------------------------------------------------------
   Large Financial Institution:
     Revenue                                         $     39,589          $     42,161            $      48,363
     Direct Cost                                           28,123                27,639                   30,569
                                             --------------------------------------------------------------------
           Gross margin                                    11,466                14,522                   17,794
     Sales, marketing & R&D                                18,134                18,743                   17,376
                                             --------------------------------------------------------------------
           Large FI Contribution                          (6,668)               (4,221)                      418
   Community Bank Contribution                                 --                 1,811                    1,153
                                             --------------------------------------------------------------------
           FI Segment Contribution                        (6,668)               (2,410)                    1,571
   Call Center Contribution                                1,342                 1,906                       742
   Aggregation Contribution                               (3,054)               (2,619)                   (4,588)
   General & admin expenses                               (9,351)              (11,451)                  (10,350)
                                             --------------------------------------------------------------------
           EBITDA                                    $   (17,731)          $   (14,574)            $     (12,625)
                                             --------------------------------------------------------------------
   Large FI gross margin                                      29%                   34%                      36%




                                Slide 9 of 14

         ================================================================

[S1 LOGO]    CASH & SECURITIES

     EBITDA                         $   (12.6)
     INTEGRATION EXPENSES                (5.0)
     INTEREST INCOME                      1.8
                                    ----------
                                        (15.8)
                                    ----------

     INCREASE IN RECEIVABLES         $  (13.1)

     CAPITAL EXPENDITURES            $  (13.7)

     CASH BALANCE                    $  197.9
     INVESTMENT SECURITIES               22.6



                                Slide 10 of 14

         ================================================================

[S1 LOGO]           RECENT RESTRUCTURING





-  Focus on profitable and high growth products

    - Streamlined consumer oriented product lines from 3 platforms to 2

    - Reorganized certain business units along product lines

    - Renewed focus on accelerating EBITDA positive

-  Aligned business with emerging and growing markets

    - Reduced redundancies in global operations

    - Renewed investment commitment to profitable products

                                Slide 11 of 14

         ================================================================

[S1 LOGO]    SALES / MARKETING MILESTONES


-        $42 million in new orders booked

-        110 NEW CLIENTS IN PRODUCTION IN Q3

- Pipeline filing up globally as a result of expansion of S1, QUP and Edify sales forces


                                Slide 12 of 14

          ---------------------------------------------------
            ATLANTA BOSTON BRUSSELS CHARLOTTE DALLAS LISBON
[S1 LOGO]      LONDON LUXEMBOURG MADRID MANCHESTER PARIS
               MELBOURNE ROTTERDAM SANTA CLARA SINGAPORE
          ---------------------------------------------------


                           THANK YOU FOR YOUR TIME


                            FOR MORE INFORMATION:
                              http://www.s1.com



          ---------------------------------------------------
            ATLANTA BOSTON BRUSSELS CHARLOTTE DALLAS LISBON
               LONDON LUXEMBOURG MADRID MANCHESTER PARIS
               MELBOURNE ROTTERDAM SANTA CLARA SINGAPORE
          ---------------------------------------------------


                                Slide 13 of 14

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         ================================================================

[S1 LOGO]     S1 END USERS, ACCOUNTS



                                     Q399             Q499              Q100             Q200              Q300
                                     ----             ----              ----             ----              ----
Data Center End Users             163,000          226,000         412,000(1)         552,000           722,000
Increase over prior quarter           42%              39%               82%              34%               31%

-------------------------------------------------------------------------------------------------------------------
Worldwide S1 End Users (2)        443,500             (NA)          2.9 mm(2)        4.0+mm(2)         4.75mm(2)
-------------------------------------------------------------------------------------------------------------------

VerticalOne End Users               1,450           16,300           101,200          131,000           209,000


1 - Includes the effect of transitioning approximately 100,000 end-users into S1's Data Center at the end of March from a customer's facility.

2 - Approximate based on customer billing records, reported figures from channel partners, and information provided by various customers and excludes VerticalOne, Edify Call Center Technology and FRS.

                                Slide 14 of 14